UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2013

______________

FROZEN FOOD GIFT GROUP, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	000-54597	27-1668227
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8895 Towne Centre Dr., Suite 105, San Diego, CA 92122

(Address of Principal Executive Office) (Zip Code)

888-530-3738

(Registrant’s telephone number, including area code)

7825 Fay Avenue, Suite 200, La Jolla, CA 92037

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On October 9, 2013, the Company issued a convertible promissory note in the amount of $23,500. The Company is to pay the principal amount plus 10% interest on October 9, 2014, to the extent such principal amount and interest has not been repaid or converted into the Company's Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: October 15, 2013	By:	/s/ JONATHAN F. IRWIN
Jonathan F. Irwin Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer